UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 22, 2004
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





   NEW JERSEY                       01-14294                22-2545165
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(State of other                   (Commission             (IRS Employer
 jurisdiction of                    File No.)            Identification No.)
 incorporation)



     55 UNION BOULEVARD, TOTOWA, NJ                                07512
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

At its regular meeting on December 21, 2004, the Board of Directors of Greater Community Bancorp declared a per share cash dividend of $0.12 payable January 31, 2005 to shareholders of record on January 14, 2005.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press   Release   issued   December  22,  2004  relating  to  the
               announcement of a $0.12 per share cash dividend on the Company's outstanding common stock.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                GREATER COMMUNITY BANCORP
                                                (Registrant)




Date: December 22, 2004                         /s/Naqi A. Naqvi
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                                                (Signature)
                                                Naqi A. Naqvi
                                                Senior Vice President, Treasurer
                                                and CFO